UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

DRINKS AMERICAS HOLDINGS, LTD.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCHEDULE 14C INFORMATION STATEMENT
(Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended)

DRINKS AMERICAS HOLDINGS, LTD.
4101 Whiteside Street
Los Angeles, CA 90063

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about _________, 2013, to the holders of record (the “Shareholders”) of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of Drinks Americas Holdings, Ltd., a Delaware corporation (the “Company”), as of the close of business on March 5, 2013 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Information Statement relates to a written consent without a meeting, dated March 5, 2013, (the “Written Consent”) of Shareholders of the Company owning at least a majority of the total voting power of the outstanding securities of the Company as of the Record Date (the “Consenting Shareholders”).

The Written Consent authorized an amended and restated bylaws of the Company (“Restated Bylaws”). A copy of the Restated Bylaws is attached hereto as Appendix A.

The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote and is sufficient under Section 228 of the Delaware General Corporation Law (the “DGCL”) to approve the Restated Bylaws. Accordingly, the Restated Bylaws are not presently being submitted to the Company’s other Shareholders for a vote. The Restated Bylaws, the action taken by the Written Consent, will become effective on or about the twentieth day following the mailing of this information statement to our stockholders.

This is not a notice of a meeting of Shareholders and no Shareholders meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing Shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C. Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to Drinks Americas Holdings, Ltd.

By Order of the Board of Directors,

/s/Timothy Owens
Timothy Owens
Chief Executive Officer and Chairman

DRINKS AMERICAS HOLDINGS, LTD.
4101 Whiteside Street
Los Angeles, CA 90063

INFORMATION STATEMENT
__________________________________________

THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY THE HOLDERS OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.
__________________________________________

About this Information Statement

This Information Statement is being furnished by Drinks Americas Holdings, Ltd., a Delaware corporation (“we,” “us,” “our” or the “Company”), in connection with the written consent of the holders of a majority of the combined voting power over the Company’s outstanding capital stock (the “Consenting Shareholders”) approving the amendment and restatement of our bylaws (the “Restated Bylaws”) to newly provide for a classified Board of Directors (the “Board”) consisting of three classes of directors (“Class I,” “Class II” and “Class III”) with each class of directors consisting of at least one director to be elected to serve three year terms.

The Restated Bylaws was authorized by written consent in lieu of a meeting of shareholders executed by the holders of a majority of the combined voting power over the Company’s outstanding capital stock on March 5, 2013, in accordance with the requirements of the Delaware General Corporation Law (the “DGCL”).

A copy of the Restated Bylaws is attached hereto as Appendix A.

No action is required by you. This Information Statement is being furnished pursuant to Section 228 of the DGCL and Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing our shareholders who would otherwise have been entitled to vote or give an authorization, approval or consent in regard to the actions described above before they take effect. These actions have been approved by the holders of a majority of the combined voting power of the Company’s outstanding capital stock. Only shareholders of record at the close of business on March 5, 2012 are being given notice of these actions by written consent.  The Company is not soliciting proxies.

The actions taken by the Consenting Shareholders will not become effective until at least 20 days after the mailing of this Information Statement to the other shareholders.

The entire cost of furnishing this Information Statement will be borne by us.

Our principal executive offices are located at 4101 Whiteside Street, Los Angeles, CA 90063 and our telephone number is (323) 266-8765.

No Dissenters Rights

The proposed corporate actions are not corporate actions for which shareholders of a Delaware corporation have the right to dissent under the DGCL.

Proposals by Security Holders

No shareholder has requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the shareholders at an Annual or Special Meeting.

Materials

We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them.  Furthermore, only one Information Statement is being delivered to two or more Shareholders who share an address unless we have received contrary instruction from one or more of such Shareholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

As noted above, the Company is not soliciting proxies.

CORPORATE ACTION – AMEND AND REPLACE BYLAWS

General

The shareholders holding a majority of the combined voting power over the Company’s outstanding capital stock authorized the amendment and restatement of our bylaws to newly provide for a classified Board of Directors consisting of three classes of directors (“Class I,” “Class II” and “Class III”) with each class of directors consisting of at least one director to be elected to serve three year terms.  Furthermore, pursuant to the Restated Bylaws, any vacancies on the Board may be filled by a majority vote of the remaining directors and such vacancy may be so filled for the remainder of the full term of the class of directors for which the vacancy was filled.

Upon the effectiveness of the Restated Bylaws, the current Directors on our Board shall be organized into the three separate classes as follows:

▪	Class I – Charles Menzies until the first annual meeting of the Company;

▪	Class II – Leonard Moreno until the second annual meeting of the Company; and

▪	Class II – Timothy Owens until the third annual meeting of the Company.

As described in the Company’s Current Report on Form 8-K filed on March 11, 2013 with the Securities and Exchange Commission (the “SEC”), the Board unanimously approved and authorized an amendment to the our bylaws, pursuant to which the percentage vote required to remove any or all members of the Board was increased from a majority vote to a vote in favor of such removal by at least 66 2/3% vote of the combined voting power over the Company’s outstanding capital stock (the “Removal Amendment”).  Although the Restated Bylaws contain the language reflecting the Removal Amendment, the Removal Amendment took effect on March 5, 2013; the date the Board unanimously authorized the Removal Amendment.

Voting and Vote Required

As the matters set forth in this Information Statement have been duly authorized and approved by written consent of the majority of the combined voting power over the Company, we are not seeking any consent, authorization or proxy from you.  The DGCL and our bylaws provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval by at least a majority of the combined voting power of the Company’s outstanding capital stock present and voting on the matter at a meeting would be required to approve the Restated Bylaws.

The Restated Bylaws was authorized on March 5, 2013 by written consent of the holders of the majority of the combined voting power over the Company’s outstanding capital stock.  The Consenting Shareholders held 24,755,246 votes, representing approximately 61% of our outstanding common stock as of March 5, 2013. Accordingly, the Company has obtained all necessary corporate approvals in connection with the Restated Bylaws. The Company is not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by written consent and giving Shareholders notice of such actions taken as required by the Exchange Act.  The foregoing actions approved by the written consent of shareholders eliminates the cost and delay involved in holding an annual meeting of our shareholders which would otherwise have been required to ratify the Restated Bylaws.

Effective Date

The effective date of the Restated Bylaws will be at least 20 calendar days after the date this Information Statement is mailed to our shareholders.  However, because the DGCL and our bylaws allow the Board to make certain amendments to our bylaws, the Removal Amendment became effective on March 5, 2013.

Effects of and Reasons for the Restated Bylaws

Classified Board of Directors

The Board believed it is in the best interest of the Company to divide the Board of Directors into three classes, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of the office of one class expiring each year.  Members of each class holds office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders, the successors of the class of directors whose term expires at that meeting shall be elected.

Stability and Continuity

Three-year staggered terms are designed to provide stability and to provide a framework in which, at any given time, a class of directors will have had prior experience as directors of the Company and a more thorough knowledge of the Company’s operations and strategy. Directors who have experience with the Company and knowledge about its business are a valuable resource and are better positioned to make the fundamental decisions that are best for the Company and its stockholders. In addition, because a classified Board of Directors produces more orderly change in the composition of the Board of Directors and in the policies and strategies of the Company, a classified Board of Directors may strengthen the Company’s ability to recruit and retain prominent and highly-qualified directors.  The Board believes that a classified structure will help to attract well-qualified directors who are willing to make a significant commitment to the Company and its stockholders for the long term. In addition, in light of the current corporate governance climate, in which many qualified individuals are increasingly reluctant to serve on public company boards, the Company could also be placed at a competitive disadvantage in recruiting qualified director candidates if their service to the Board of Directors could be limited to a one-year term.

Accountability to Stockholders

The Board believes that the benefits of a classified Board of Directors structure do not come at the cost of directors’ accountability to stockholders. Directors elected to two-year terms are not any less accountable or responsive to stockholders than directors elected annually, since all directors are required to act in the best interests of our stockholders and the Company, in accordance with their fiduciary duties under all applicable law, regardless of the length of their terms. We believe that overall accountability of the Board is achieved through our stockholders’ selection of responsible, experienced and respected individuals as directors and is not compromised by the length of any director’s term.

Protection Against Unfair Takeover Attempts

The Board believes that a classified Board of Directors plays an important role in protecting against an unsolicited takeover proposal at a price that is not in the long-term best interests of the Company and its stockholders. A mere attempt to obtain control, even if unsuccessful, can seriously disrupt the conduct of a company’s business and cause it to incur substantial expense. Classified board structures could be an effective means of protecting long-term stockholder interests against these types of abusive tactics. While a classified board does not prevent or preclude unsolicited takeover attempts, it encourages potential acquirers to negotiate with the Board of Directors and to offer a full and fair price in order to provide maximum value to our stockholders. Because only a portion of the Company’s directors are elected at any annual meeting of stockholders, at least three annual meetings would be required to replace the Board of Directors and to dismantle other stockholder protection measures. This gives the directors additional time and leverage to evaluate the adequacy and fairness of any takeover proposal, weigh alternative proposals and ultimately negotiate the best result for all stockholders.

The Restated Bylaws will not affect the Company or its operations except as described above. Our common stock is currently registered under Section 12(g) of the Exchange Act, and we currently comply with the reporting requirements under the Exchange Act and the rules and regulations promulgated thereunder. In addition, our common stock currently trades on the OTCQB under the symbol “DKAM”. Following the effectiveness of the Restated Bylaws, our common stock will continue to trade on OTCQB and we will continue to comply with the reporting requirements under the Exchange Act and the rules and regulations promulgated thereunder.

VOTING SECURITIES

As of March 5, 2013, there were 29,485,304 shares of our common stock issued and outstanding and 114,000 shares of our Series D Preferred Stock issued or outstanding. Each holder of shares of our common stock is entitled to one vote for each such share held by such holder.  Each holder of our Series D Preferred Stock is entitled to one hundred votes for each such share held by such holder.  Accordingly, as of March 5, 2013, there was a combined voting power of 40,885,304 votes attributable to the Company’s outstanding capital stock.

VOTING PROCEDURES

Our bylaws provide further that any action required or permitted to be taken at any annual or special meeting of shareholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth such action to be taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The vote to approve the Restated Bylaws was obtained through the Written Consent of the Consenting Shareholders as the holders of approximately 61% of the voting power of the Company as of March 5, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the common stock of the Company, (ii) each of the Company’s directors and Named Executive Officers (as defined in Section 402 of Regulation S-K of the Securities Act of 1933, as amended) for fiscal 2011, and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them and each person’s address is c/o Drinks Americas Holdings, Ltd., 4101 Whiteside Street, Los Angeles, CA 90063.

Name and Address of Owner	Amount and Nature of Beneficial Owner	Percentage (%) Of Class
Directors and Executive Officers
Timothy Owens (1)(2)	533,726	1.81%

Leonard Moreno (2)	260,000	* %

Charles Menzies (2)	100,000	* %

Total shares owned by Executive Officers and Directors (3 persons)	893,726	3.0%

5% Shareholders
Richard Cabo (3)	2,010,000	6.8%

Federico Cabo (4)	10,821,520	36.7%

J. Patrick Kenny (5)	3,811,057	12.9%
* Less than 1%.

(1)	Executive Officer of the Company.
(2)	Director of the Company.
(3)
Does not include 11,400,000 votes Mr. Cabo is entitled to cast pursuant to 114,000 shares of the Company’s Series D Preferred Stock (each having the right to 100 votes) held by Worldwide Beverage Imports, LLC, an entity owned and controlled by Richard Cabo.  However, in aggregate, Mr. Cabo is entitled to case 13,410,000 votes, representing 32.8% of the combined voting power of the Company’s outstanding capital stock.

(4)
Includes 7,531,918 shares of the Company’s common stock held by JoMex LLC, an entity owned and controlled by Federico Cabo, and 900,000 shares of the Company’s common stock held by Universal Brands and Imports, LLC an entity owned and controlled by Federico Cabo.

(5)	On September 14, 2012, J. Patrick Kenny resigned as a director and officer of the Company. This information is based on information known to the Company.

Unless otherwise noted, the security ownership information provided below is given as of March 5, 2013 and all shares are owned directly or indirectly, and includes shares with underlying options or warrants which can be exercised within 60 days (but such shares underlying options or warrants are not deemed outstanding for computing the percentage of any other person). Percentage ownership information is based on 29,485,304 outstanding shares of common stock, which is the number of shares of common stock outstanding on March 5, 2013.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED TO NOT SEND US A PROXY.

Dated: March 12, 2013

/s/ Timothy Owens
Timothy Owens
Chief Executive Officer and Chairman

Appendix A

AMENDED AND RESTATED
BY LAWS
OF
DRINKS AMERICAS HOLDINGS, LTD.
(a Delaware corporation)

ARTICLE I
STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof the written notice prescribed by the General Corporation Law

3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (i) arrange for the disposition of fractional interests by those entitled thereto, (ii) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (iii) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5. RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said references are also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provisions of law may otherwise require.

7. STOCKHOLDER MEETINGS.

- TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

- PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

- CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

- NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

- STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section or the books of the corporation, or to vote at any meeting of stockholders.

- CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the President, a Vice President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting. The officer or officers of the corporation which preside over a meeting of stockholders shall have the authority to adjourn such meeting.

- PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney in fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

- INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

- QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

- VOTING. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these By Laws. In the election of directors, and for any other action, voting need not be by ballot.

8. STOCKHOLDER ACTION WITHOUT MEETINGS. Any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
DIRECTORS

1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors constituting the whole board shall be at least three. Subject to the foregoing limitation, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be three. The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. CLASS OF DIRECTORS, ELECTION AND TERM. The board of directors shall be and is divided into three classes, Class I, Class II and Class III. Such classes shall be equal in number of directors; provided, however, that if the total number of directors is not divisible by three (3), then the number of directors in any such class shall not be more than one greater or fewer than the number of directors in any other class. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless he or she shall resign, become disqualified, disabled or shall otherwise be removed.

At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

Notwithstanding the provision that the three classes shall be equal in number of directors, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal.

4. MEETINGS.

- TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

- PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

- CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the President, or a majority of the directors in office.

- NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

- QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these By Laws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

- CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. VACANCIES AND REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled by a majority vote of the directors then in office, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Stockholders shall have no right to fill a vacancy created on the board of directors for any reason.

Any director, or the entire board of directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all outstanding securities entitled to vote generally in the election of directors of the Corporation, voting together as a single class.

6. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

ARTICLE III
OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, an Executive Vice President, one or more other Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV
CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V
FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI
CONTROL OVER BY LAWS

Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter or repeal these By Laws and to adopt new By Laws may be exercised by the Board of Directors.

I HEREBY CERTIFY that the foregoing is a full, true and correct copy of the By Laws of Drinks Americas Holdings, Ltd., a Delaware corporation, as in effect on the date hereof.
WITNESS my hand and seal of the corporation.

Dated:  April __, 2013

                                    Chief Executive Officer and Chairman
of Drinks Americas Holdings, Ltd.

(SEAL)